                                                                   EXHIBIT 10.10


                      NETWORK PRODUCTS PURCHASE AGREEMENT

                               TABLE OF CONTENTS



     I    NETWORK PRODUCTS PURCHASE AGREEMENT ("NPPA")



     II   CARRIER NETWORKS PRODUCT ATTACHMENT



     III  S/DMS ACCESSNODE PRODUCT ATTACHMENT



     IV   S/DMS TRANSMISSION PRODUCT ATTACHMENT



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 1 OF 18


                      NETWORK PRODUCTS PURCHASE AGREEMENT

Northern Telecom Inc., a Delaware corporation having offices at 5405 Windward Parkway, Alpharetta, Georgia 30004-3895 ("Nortel") and 21st Century Telecom Group, Inc., an Illinois corporation, having its principal offices and place of business at 350 North Orleans Street, Suite 600, Chicago, Illinois 60654-1509 ("Buyer"), acting on behalf of itself and its Affiliates (as defined in Exhibit A hereto) agree as follows:

1.   SCOPE AND TERM
     --------------

1.1 Certain terms used in this Agreement shall be defined as set forth in Exhibit A.

1.2 The terms and conditions of this Agreement shall apply to the purchase by Buyer and the sale by Nortel of Equipment and Services and the licensing of Software furnished in connection with such Equipment. The terms and conditions contained in a Product Attachment hereto shall modify or supplement the other terms and conditions of this Agreement, only with respect to the Product Line and Services described in the applicable Product Attachment.

1.3 All Products and Services obtained by Buyer pursuant to this Agreement shall be obtained by Buyer solely for initial use by Buyer in its internal business to provide services available through its networks, and not as stock in trade or inventory that is intended for resale by Buyer to any third party as new and unused material. All such Products shall be installed in the United States. Notwithstanding anything to the contrary contained in the preceding sentence, nothing in this Section 1.3 shall prevent Buyer from reselling used Products or, with the permission of Nortel, making incidental sales of new Equipment purchased hereunder; provided, however, that Buyer's principal intent for purchasing is not with a view toward resale.

1.4 This Agreement, including any Product Attachments hereto, shall commence on the date last signed by the parties and be in effect for a period of thirty-six (36) months from such date ("Term"). This Agreement or any part thereof may be terminated in accordance with the express provisions of this Agreement concerning termination or by written agreement of the parties.

1.5 The termination of this Agreement or any part thereof shall not affect the obligations of either party thereunder that have not been fully performed with respect to any accepted Order, unless such Order is expressly terminated in accordance with this Agreement or by written agreement of the parties.

1.6 During the Term, as set forth in Section 1.4 herein, Buyer shall purchase and take delivery of Products and other products manufactured by Nortel and Services, exclusive of TNS Services, having a minimum cumulative total value of /***/ ("Purchase

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       Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 2 OF 18


      Commitment"). The Purchase Commitment shall be satisfied by the total prices and fees paid by Buyer for such Products and Services. The parties have agreed in the following Product Attachments for the sale of Products and Services contained therein. Purchase of such Products and Services shall be referred to herein as "Qualified Products and Services":

                Product Attachment for S/DMS Carrier Networks Products Product Attachment for S/DMS Transmission Products Product Attachment for S/DMS AccessNode Products

      Additional pricing and other terms and conditions for other Nortel products and services will be mutually agreed upon by the parties and added as separate Product Attachments.

1.7 In the event Buyer fails to meet the Purchase Commitment by the end of the Term, Buyer shall pay to Nortel as liquidated damages, and not as a penalty, /***/ of the difference between the sum of Buyer's cumulative purchases of Products and Services during the Term and Buyer's Purchase Commitment. Nortel shall invoice Buyer immediately upon expiration of the Term for such liquidated damages and such invoice shall be due and payable within thirty (30) days of the date of such invoice.

1.8   Conditions to Buyer's Obligation to Fulfill the Purchase Commitment.
      --------------------------------------------------------------------

1.8.1 Buyer's Purchase Commitment under Section 1.6 is subject to the conditions set forth below. Should any of these conditions be initially satisfied but subsequently fail or subsequently occur, Buyer's commitment requirement shall be adjusted in the manner set forth herein.

      1.8.1.1 Buyer Relieved of Purchase Commitment Obligation.

              In the event that any of the conditions precedent set forth in this Section 1.8.1.1 are not met, Buyer shall be relieved in its entirety of the obligation to satisfy the Purchase Commitment, at no penalty to Buyer, except as provided under Section 3.2. The conditions for which Buyer shall be relieved of its Purchase Commitment obligation are as follows:

              (a) Nortel is in material breach of the terms and conditions of this Agreement; or

              (b) The Board of Directors or executive management of the Buyer changes the business direction of the Buyer such that Buyer is to exit the industry, discontinue the line of business or make a formal decision to not grow the line of business such that the Products and Services to be purchased hereunder are no longer

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       Securities and Exchange Commission.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 3 OF 18

              needed and are inconsistent with a volume purchase commitment and Buyer does not buy comparable products from another telecommunication equipment provider; or

              (c) A change in regulatory requirements occurs that makes it unfeasible for the Buyer to honor its Purchase Commitment in its entirety; or

              (d) The economic well being of the Buyer declines to such a great extent that honoring its Purchase Commitment is neither practical nor prudent and Buyer does not buy comparable products from another telecommunication equipment provider.

    1.8.1.2 In the event that Nortel fails to comply with any of the conditions precedent set forth in this Section 1.8.1.2, Buyer's Purchase Commitment shall be equitably reduced to reflect the impact on Buyer of such failure. The conditions precedent that will result in Buyer's Purchase Commitment being equitably reduced if not satisfied are as follows:

              (a) During any calendar year in the Term, Nortel fails to offer Products and Services that are reasonably competitive in features, size, weight, quality, functionality, and price with equipment available from other suppliers and where Nortel's failure to do so places Buyer in a competitive disadvantage and has a material adverse financial impact on Buyer.

              (b) If Nortel shall be in default of its obligations to deliver Products and Services ordered under this Agreement, Buyer's Purchase Commitment shall be equitably reduced. Such reduction of Buyer's Purchase Commitment pursuant to this Section 1.8.1.2 shall be based on the magnitude and duration of such default by Nortel and the effect upon Buyer's business resulting from Nortel's inability to deliver Products and Services in a timely manner, including cost to Buyer's operations and the impact on Buyer's ability to attract and maintain customers.

2.   ORDERING
     --------

2.1 All purchases pursuant to this Agreement shall be made by means of Orders issued from time to time by Buyer and accepted by Nortel in writing within fifteen (15) days. Any Order not so accepted shall be deemed rejected and, therefore, void. Nortel agrees that it shall use reasonable efforts to accept all such Orders placed by Buyer with respect to Product quantities and delivery dates requested. In the event Nortel cannot comply with Buyer's requested delivery date, before rejecting any Order, Nortel shall propose an alternative delivery date.

2.2 Affiliates of Buyer shall be allowed to place Orders under this Agreement as long as such Affiliates agree, in writing, to be bound by the terms herein, and provided that Nortel


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 4 OF 18

     shall be entitled to reject such Order(s) in accordance with Section 2.1. Nortel agrees that any Order for Qualified Products and Services and other Nortel products placed by an Affiliate and for which payment is ultimately received by Nortel shall count toward the Purchase Commitment.

2.3 All Orders shall reference this Agreement and the applicable Product Attachment and shall be governed solely by the terms and conditions set forth herein as modified or supplemented pursuant to Section 1.2 by the terms and conditions of any applicable Product Attachments.

3.   ANTICIPATED VOLUME LEVEL, TNS CREDITS AND RECONCILIATION

3.1 Nortel and Buyer acknowledge that the prices established in the applicable Product Attachment(s) and pricing schedule(s) hereto are quoted and predicated on Buyer purchasing during the Term of this Agreement no less than /***/ of any other Nortel products and Services. In addition, Buyer agrees to provide Nortel with an eighteen (18-month) rolling forecast of such anticipated purchases.

3.2 In the event Buyer does not purchase or license Product(s) aggregating /***/ by the expiration or earlier termination of the Term, in addition to any amount payable under Section 1.7, Nortel shall calculate the difference between the /***/ and the actual amount of Product(s) purchased or licensed ("Actual Purchases") and Nortel shall invoice Buyer for an amount equal to /***/ of the Actual Purchases, for each /***/ or part thereof, that the Actual Purchases fall short of the /***/, but, in no event shall such percentage exceed /***/.

     For example, if Buyer has Actual Purchases of /***/, the sum invoiced by Nortel would be calculated as follows:

     (a) The shortfall is /***/, therefore the multiplier is/***/, ( i.e. /***/ for each /***/ of shortfall);

     (b) The Actual Purchases against which the /***/ multiplier is applied are /***/;

     (c) The forfeited amount to be returned to Nortel would be, therefore,/***/ , (i.e. /***/ x /***/).

3.3 In partial consideration of Buyer's Purchase Commitment and Nortel's anticipation that Buyer may make Actual Purchases of /***/, for each /***/ of Product(s) and Services Buyer has purchased and taken delivery of from Nortel during the Term, Nortel /***/ of the total value of the Qualified Products and Services actually purchased by Buyer ("TNS Service Credit") up to the /***/ that may be applied toward the purchase of TNS Services for any Product line referenced in Section 1.6 herein, provided that prior to receiving such TNS

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       Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 5 OF 18

     Service Credit(s) Buyer shall have purchased Qualified Products and Services from all three Product Attachments hereto ("TNS Service Credit Criteria").

3.4 Nortel agrees that, commencing on the date last signed by the parties ("Execution Date") and until utilized in full, Buyer shall be entitled to use and apply no more than a maximum credit equal to /***/, (i.e., a maximum aggregate TNS Service Credit of /***/). In the event that Buyer reaches such maximum credit level before the end of the Term, Buyer shall not be entitled to any additional TNS Service Credits.

3.5. Commencing on the Execution Date and for each of the first two years of the Term, Buyer shall be permitted to apply, in advance, an aggregate TNS Service Credit equal to /***/ of Buyer's Purchase Commitment level, each year, provided that Buyer shall apply no more than /***/ of the allotment for such year during the first quarter. For example, Buyer will be entitled to take total TNS Service Credits up to /***/ hereunder. Accordingly, Buyer may apply advance credits of up to /***/ (i.e., /***/ x /***/ x /***/) in each of the first two years of the Term, provided that no more than /***/ (i.e., /***/ x /***/) may be used in the first quarter of any given year of the Term.

3.6 TNS Service Credits may not be redeemed for cash or used for the purchase of Products. All TNS Service Credits must be taken within twelve (12) months of the end of the Term or shall be deemed forfeited. Buyer shall not be entitled to any refund for any TNS Service Credit(s) not used. The use of any TNS Service Credit shall not reduce the Purchase Commitment and shall not entitle Buyer to be granted additional TNS Service Credits.

3.7 If, at the end of the Term, Buyer has not made sufficient purchases under this Agreement to have earned any TNS Service Credits applied in advance, Nortel shall invoice Buyer, and Buyer agrees to pay, for the actual costs of such TNS Services applied, but unearned.

3.8 In the event that Buyer exceeds /***/ in purchases during the Term, for the remainder of the Term, Buyer shall be entitled to a /***/ discount off net price ("Product Discount") on any subsequent purchases of Hardware and Software provided hereunder. Notwithstanding anything to the contrary in the preceding sentence, Nortel agrees that in the event that Buyer's purchases aggregate /***/ during the Term, Buyer will receive an additional credit of /***/ to be applied against any purchases during the Term of Products in excess of /***/; provided, however that such credit may only be used for up to fifty percent (50%) of the price of Products on any Order. Buyer agrees that it will not be entitled to receive a cash refund of any unused credit.

3.9 Unless otherwise provided in one of the Product Attachments herein, during the Term, provided Buyer has satisfied its obligations under Sections 1.6 and 1.7 with respect to the Purchase Commitment, then Nortel agrees, for the benefit of Buyer only, /***/. In the

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      Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 6 OF 18

     event that Nortel decides to discontinue the manufacture of any such Equipment, then Nortel shall give Buyer written notice of such intent at least twelve (12) months prior to the date of such discontinuance, during which period Buyer may order as much of such Equipment as it needs at the prices set forth in the referenced Product Attachments. In the event Nortel replaces any of the Equipment with equipment that is equivalent with respect to form, fit and function, then the price for such equipment shall be the same as the price for the Equipment that said equipment replaced. If, however, Nortel replaces any Equipment with equipment that is materially different with respect to form, fit or function, then the price for such equipment shall be no more than Nortel's then standard and current list price for such equipment. Nothing herein shall be construed to require Nortel to continue to manufacture any Equipment.

4.   PRICES
     ------

4.1 The prices, charges, and fees applicable to Orders shall be set forth in the appropriate Product Attachments and may be revised in accordance with the provisions stated therein. Buyer shall pay transportation charges, including insurance, in accordance with the applicable Product Attachment. Nortel agrees that all transportation and insurance costs will be charged to Buyer on a pass through basis and Nortel shall not markup any such charges prior to invoicing Buyer for same.

4.2 Until the total of all prices, charges and fees for Products and related Services furnished hereunder shall have been paid to Nortel, Buyer shall cooperate with Nortel in perfecting Nortel's purchase money security interest in such Products and Buyer shall promptly execute all documents and take all actions required by Nortel in connection therewith. Buyer shall not sell, lease or otherwise transfer such Products or any portion thereof or allow any liens or encumbrances to attach to such Products or any portion thereof prior to payment in full to Nortel of the total of all such prices, charges, and fees.

4.3 Nortel agrees that, if at any time during the Term it implements an across the board (i.e., to all customers) price reduction to any of the Qualified Products or Services hereunder, and such price reduction is effective at, or prior to, shipment of Products to Buyer or performance of Services on behalf of Buyer, then Buyer shall be charged such reduced prices.

5.   TERMS OF PAYMENT
     ----------------

5.1 The amounts payable for Products and Services may be invoiced by Nortel to Buyer in accordance with the applicable Product Attachments. All amounts payable and properly invoiced pursuant to this Agreement shall be paid by Buyer to Nortel within thirty (30) days from the date of Nortel's invoice in accordance with the payment instructions contained in such invoice. Notwithstanding anything to the contrary contained in the preceding sentence, Nortel agrees that in no event shall it invoice Buyer for Products or

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 7 OF 18

     Services prior to shipping such Products or performing such Services, unless mutually agreed upon or as set forth in a Product Attachment hereto.

5.2 Overdue payments, excluding those that are the subject of a good faith dispute, shall be subject to interest charges, calculated daily commencing on the 31st day after the date of the invoice, at one and one half percent (1-1/2%) per month or such lesser rate as may be the maximum permissible rate under applicable law. Notwithstanding anything to the contrary contained in the preceding sentence, no such interest charge shall accrue on any balance or invoice that is disputed by Buyer in good faith.

5.3 Good faith disputes related to charges for Services shall not prevent Buyer from remitting the full amount invoiced for Products within thirty (30) days from the date of such invoice.

6.   TAXES
     -----

     At Nortel's direction, Buyer shall promptly pay to Nortel or pay directly to the applicable government or taxing authority, if requested by Nortel, all taxes and charges, including, without limitation, penalties and interest, that may be imposed by any federal, state, or local governmental or taxing authority arising hereunder, such as, but not limited to all such taxes and charges relating to the purchase, license, ownership, possession, use, operation or relocation of any Equipment, Software, or Services furnished by Nortel pursuant to this Agreement, excluding, however, all taxes computed upon the net income of Nortel. Buyer's obligations pursuant to this Section 6 shall survive any termination of this Agreement.

7.   RISK OF LOSS, TITLE
     -------------------

7.1 In the event that Nortel does not install the Products, risk of loss or damage to Products shall pass to Buyer upon delivery to the delivery location specified by Buyer in its Order, and Buyer shall keep such Products fully insured for the total amount then due Nortel for such Products. Buyer shall cause its insurers with respect to such Products to name Nortel as loss payee as Nortel's interests may appear.

7.2 In the event that Nortel installs the Products, risk of loss or damage to Products shall pass to Buyer upon delivery to the installation site specified by Buyer in its Order. Nortel and Buyer agree, however, that each party shall be liable for damages to Products that occur as a result of negligence or willful misconduct of that party's officers, agents or employees.

7.3 Good title to Equipment furnished hereunder, shall be free and clear of all liens and encumbrances, shall vest in Buyer upon full payment by Buyer of the total prices, charges and fees payable by Buyer for such Equipment and any related Software or Services furnished by Nortel in connection with such Equipment.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 8 OF 18


7.4 Buyer is hereby granted a license to use Software subject to the terms set forth in Exhibit B herein.


8.   TESTING, TURNOVER AND ACCEPTANCE
     --------------------------------

8.1 If Nortel installs any Products furnished hereunder, the rights and obligations of the parties with respect to testing, turnover and acceptance of such Products shall be as set forth in the applicable Product Attachment.

8.2 If Nortel does not install Products furnished hereunder, Nortel shall prior to delivery of the Products perform such factory tests as Nortel determines to be appropriate in order to confirm that such Products shall be in accordance with the applicable Specifications and any mutually agreed upon test plan as set forth in the applicable Product Attachment(s). Buyer shall have a period of ten (10) business days after delivery to inspect such Products and shall notify Nortel immediately of any defects, deficiencies or shortages. In the event Buyer does not notify Nortel of any such defects, deficiencies or shortages, Buyer shall be deemed to have accepted the Products on the eleventh (11th) business day after the delivery date.

8.3 In the event that Buyer places Products into "revenue-generating service", such Products shall be deemed to have been accepted by Buyer without limitation or restriction. In no event would the foregoing limit any rights that Buyer may have under this Agreement as set forth in Exhibit D and the Warranty Section of each applicable Product Attachment hereto.

8.4 Security Features. Notwithstanding anything to the contrary contained elsewhere in this Agreement, if Nortel delivers to Buyer a Software update, Software enhancement or such other version release or upgrade of the Software without informing Buyer that such Software update, Software enhancement or such other version release or upgrade omits previously included security features and that result in the unauthorized or improper access and use of Buyer's system by third parties, then Nortel shall /***/

     Buyer shall use commercially reasonable efforts to detect fraud or other improper access or use of Buyer's system by third parties and shall promptly notify Nortel of any incidence of same believed by Buyer to result from such Software change.

     Buyer is responsible for the accuracy and completeness of data transcript information that it supplies to Nortel. Nortel is responsible for the accuracy and completeness of data transcript information that it supplies Buyer or enters into Buyer's system or systems.


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       Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                    PAGE 9 OF 18


     In the event that Buyer believes that it has a claim against Nortel under this Section 8.4, Buyer shall promptly notify Nortel of such claim and shall cooperate with Nortel in conducting a joint investigation to identify the source of the error or omission. Buyer acknowledges and agrees that any claim to be made under this provision must be made within six (6) months of receipt and Installation of such Software update, Software enhancement or other Software release.

     Buyer and Nortel agree that once Buyer makes a claim under this Section 8.4, Buyer shall, at its option: (i) require Nortel to /***/ (ii) continue to operate its system with the new Software that permits such breach of security of Buyer's system. In the event that Buyer elects to exercise its option under (i) above, Nortel /***/. In the event that Buyer elects to exercise its option under (ii) above, Buyer shall bear the risk of loss of any breach of security of its system occurring subsequent to the date that Buyer makes its claim under this Section 8.4.

9.   DISCLAIMERS OF WARRANTIES AND REMEDIES
     --------------------------------------

     THE WARRANTIES AND REMEDIES SET FORTH IN EXHIBIT D AND IN ANY PRODUCT ATTACHMENT CONSTITUTE THE ONLY WARRANTIES OF NORTEL WITH RESPECT TO THE PRODUCTS AND SERVICES AND BUYER'S EXCLUSIVE REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED. THEY ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NORTEL SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER, BEFORE OR AFTER THE PLACING OF ANY PRODUCT INTO SERVICE.

10.  LIABILITY FOR BODILY INJURY, PROPERTY DAMAGE AND PATENT INFRINGEMENT
     --------------------------------------------------------------------

10.1 A party hereto shall defend the other party against any suit, claim, or proceeding brought against the other party for direct damages due to bodily injuries (including death) or damage to tangible property that allegedly result from the gross negligence or willful misconduct of the defending party in the performance of this Agreement. The defending party shall pay all litigation costs, reasonable attorney's fees, settlement payments and such direct damages awarded or resulting from any such suit, claim or proceeding.

10.2 Nortel shall defend Buyer against any suit, claim or proceeding brought against Buyer alleging that any Products, excluding Vendor Items, furnished hereunder infringe any United States patent. Nortel shall pay all litigation costs, reasonable attorney's fees,

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       Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 10 OF 18

     settlement payments and any damages awarded or resulting from any such suit, claim or proceeding. With respect to Vendor Items, Nortel shall assign any rights with respect to infringement of U.S. patents granted to Nortel by the supplier of such Vendor Items to the extent of Nortel's right to do so.

10.3 The party entitled to defense pursuant to Section 10.1 or 10.2 shall promptly advise the party required to provide such defense of the applicable suit, claim, or proceeding and shall cooperate with such party in the defense or settlement thereof. The party required to provide such defense shall have sole control of the defense of the applicable suit, claim, or proceeding and of all negotiations for its settlement or compromise. Notwithstanding anything to the contrary contained elsewhere in this Section 10.3, the party required to provide such defense shall not enter into any form of settlement agreement that materially deprives the party entitled to defense of its indemnification rights under this Section without first consulting with the party entitled to defense and reaching mutual agreement on the terms and conditions of such settlement agreement negatively affecting such indemnification rights.

10.4 Upon providing the Customer with notice of a potential or actual infringement claim, Nortel may (or in the case of an injunction, shall), at Nortel's option, either procure a right to use, replace or modify, or require the return of the affected Product for a refund of its depreciation cost.

10.5 The obligations of Nortel hereunder with respect to any suit, claim, or proceeding described in Section 10.2 shall not apply with respect to Products that are (a)manufactured or supplied by Nortel in accordance with any design or any special instruction furnished by Buyer, (b)used by Buyer in a manner or for a purpose not contemplated by this Agreement, (c)located by Buyer outside the United States, or (d)used by Buyer in combination with other products not provided by Nortel, including, without limitation, any software developed solely by Buyer through the permitted use of Products furnished hereunder, provided the infringement arises from such combination or the use thereof. Buyer shall indemnify and hold Nortel harmless against any loss, cost, expense, damage, settlement or other liability, including, but not limited to, attorneys' fees, that may be incurred by Nortel with respect to any suit, claim, or proceeding described in this Section 10.5.

10.6 The provisions of Sections 10.2 through 10.5 state the entire liability of Nortel and its suppliers and the exclusive remedy of Buyer with respect to any suits, claims, or proceedings of the nature described in Section 10.2. Nortel's total cumulative liability, pursuant to Sections 10.2 shall for each infringement claim /***/.

10.7 Each party's respective obligations pursuant to this Section shall survive any termination of this Agreement.

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       Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 11 OF 18

11.  REMEDIES AND LIMITATION OF LIABILITY
     ------------------------------------

11.1 Nortel shall have the right to suspend its performance by written notice to Buyer and forthwith remove and take possession of all Products that shall have been delivered to Buyer, if, prior to payment to Nortel of any amounts due pursuant to this Agreement with respect to such Products, Buyer shall (a) become insolvent or bankrupt or cease, be unable, or admit in writing its inability, to pay all debts as they mature, or make a general assignment for the benefit of, or enter into any arrangement with, creditors, (b) authorize, apply for, or consent to the appointment of, a receiver, trustee, or liquidator of all or a substantial part of its assets or have proceedings seeking such appointment commenced against it that are not terminated within ninety (90) days of such commencement, or (c) file a voluntary petition under any bankruptcy or insolvency law or under the reorganization or arrangement provisions of the United States Bankruptcy Code or any similar law of any jurisdiction or have proceedings under any such law instituted against it that are not terminated within ninety (90) days of such commencement.

11.2 In the event of any material breach of this Agreement that shall continue for sixty (60) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option to avail itself of any and all remedies available at law or equity, except as otherwise provided in this Agreement, or terminate the Agreement.

11.3 Nothing contained in Section 11.2 or elsewhere in this Agreement shall make Nortel liable for any incidental, indirect, consequential or special damages of any nature whatsoever for any breach of this Agreement whether the claims for such damages arise in tort, contract, or otherwise, or shall increase the liability of Nortel under Section 9 or 10 or Exhibit D beyond that prescribed therein.

11.4 Nortel shall not be liable for any additional costs, expenses, losses or damages resulting from errors, acts or omissions of Buyer, including, but not limited to, inaccuracy, incompleteness or untimeliness in the provision of information by Buyer to Nortel or fulfillment by Buyer of any of its obligations under this Agreement. Buyer shall pay Nortel the amount of any such costs, expenses, losses or damage incurred by Nortel.

11.6 The limitations on Nortel's liability and other obligations set forth in Sections 9, 10, and 11 shall survive any termination of this Agreement.

12.  FORCE MAJEURE
     -------------

12.1 If the performance by a party of any of its obligations under this Agreement shall be interfered with by reason of any circumstances beyond the reasonable control of that party, including without limitation, unavailability of supplies or sources of energy, power failure, breakdown of machinery, or labor difficulties, including without limitation,

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                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 12 OF 18

     strikes, slowdowns, picketing or boycotts, then that party shall be excused from such performance for a period equal to the delay resulting from the applicable circumstances and such additional period as may be reasonably necessary to allow that party to resume its performance. With respect to labor difficulties as described above, a party shall not be obligated to accede to any demands being made by employees or other personnel.

12.2 Notwithstanding anything to the contrary contained in this Section 12, if a non-performing party's condition of force majeure shall remain in effect for a period of ninety (90) days or longer, then the other party shall, at its election, be entitled to terminate this Agreement.

13.  CONFIDENTIAL INFORMATION
     ------------------------

13.1 Each party that receives the other party's Confidential Information shall use reasonable care to hold such Confidential Information in confidence and not disclose such Confidential Information to anyone other than to its employees and employees of its Affiliates on a need to know basis. A party that receives the other party's Confidential Information shall not reproduce such Confidential Information, except to the extent reasonably required for the performance of its obligations pursuant to this Agreement and in connection with any permitted use of such Confidential Information.

13.2 Buyer shall take reasonable care to use Nortel's Confidential Information only for study, operating, or maintenance purposes in connection with Buyer's use of Products furnished by Nortel pursuant to this Agreement.

13.3 Nortel shall take reasonable care to use Buyer's Confidential Information only to perform Nortel's obligations to provide Products and Services to Buyer, provided Nortel may use any of Buyer's Confidential Information for the development, manufacture, marketing and maintenance of new products and services and changes or modifications to the existing Products and Services, that Nortel may, in either case, provide to third parties without restriction.

13.4 The obligations of either party pursuant to this Section 13 shall not extend to any Confidential Information that: (i) recipient can demonstrate through written documentation was already known to the recipient prior to its disclosure to the recipient; (ii) was known or generally available to the public at the time of disclosure to the recipient; (iii) becomes known or generally available to the public (other than by act of the recipient) subsequent to its disclosure to the recipient; (iv) is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so, or, (v) is required to be disclosed by process of law, provided that the recipient shall notify the disclosing party promptly upon any request or demand for such disclosure.

13.5 The parties' obligations pursuant to this Section 13 shall survive the termination of this Agreement.

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                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 13 OF 18


14.  BUYER'S RESPONSIBILITIES
     ------------------------

14.1 All sites to which the Products shall be delivered or installed shall be prepared by Buyer in accordance with Nortel's standards, including, without limitation, environmental requirements.

14.2 Buyer shall provide Nortel-designated personnel access to the Products during the times deemed necessary by Nortel to install, maintain and service the Products in accordance with Nortel's obligations. Nortel personnel shall comply with Buyer's reasonable site and security regulations, provided Nortel receives written notice of any such regulations reasonably in advance of the arrival of Nortel's personnel at the site.

14.3 Buyer shall provide reasonable working space and facilities, including heat, light, ventilation, telephones, electrical current, trash removal and other necessary utilities for use by Nortel-designated maintenance personnel, and adequate secure storage space, if required by Nortel, for Products and materials. Buyer shall also provide adequate security for the Products while on Buyer's site.

14.4 Buyer shall obtain all necessary governmental permits applicable to Buyer in connection with the installation, operation, and maintenance of Products furnished hereunder, excluding any applicable permits required in the normal course of Nortel's doing business. If requested in writing by Buyer, Nortel, for a nominal fee, will assist Buyer in identifying and obtaining such necessary government permits that may be applicable to Buyer.

14.5 Any information that Nortel reasonably requests from Buyer and that is necessary for Nortel to properly install or maintain the Products shall be provided by Buyer to Nortel in a timely fashion and in a form reasonably specified by Nortel.

15.  HAZARDOUS MATERIALS
     -------------------

15.1 Prior to issuing any Order for Services to be performed at Buyer's facilities, Buyer shall identify and notify Nortel in writing of the existence of all Hazardous Materials of which Buyer is aware and that Nortel may encounter during the performance of such Services, including, without limitation, any Hazardous Materials contained within any equipment to be removed by Nortel.

15.2 If Buyer breaches its obligations pursuant to Section 15.1, (a)Nortel may discontinue the performance of the appropriate Services until all the applicable Hazardous Materials have been removed or abated to Nortel's satisfaction by Buyer at Buyer's sole expense, and (b)Buyer shall defend, indemnify and hold Nortel harmless from any and all damages, claims, losses, liabilities and expenses, including, without limitation, attorneys' fees, that

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                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 14 OF 18

     arise out of Buyer's breach of such obligations. Buyer's obligations pursuant to this Section 15.2 shall survive any termination of this Agreement.

16.  SUBCONTRACTING
     --------------

     Nortel may subcontract any of its obligations under this Agreement, but no such subcontract shall relieve Nortel of primary responsibility for performance of its obligations. Additionally, Nortel shall warrant to Buyer the quality of any such subcontracted Services as set forth in Exhibit D and the Warranty Section of each applicable Product Attachment hereto.

17.  REGULATORY COMPLIANCE
     ---------------------

     In the event of any change in the Specifications or Nortel's manufacturing or delivery processes for any Products as a result of the imposition of requirements by any government, Nortel may upon notice to Buyer, increase its prices, charges and fees to cover the added costs and expenses directly and indirectly incurred by Nortel as a result of such change.

18.  GENERAL
     -------

18.1 If any of the provisions of this Agreement shall be invalid or unenforceable under applicable law and a party deems such provisions to be material, that party may terminate this Agreement upon notice to the other party. Otherwise, such invalidity or unenforceability shall not invalidate or render this Agreement unenforceable, but this Agreement shall be construed as if not containing the particular invalid or unenforceable provision and the rights and obligations of the parties shall be construed and enforced accordingly.

18.2 A party shall not release, without the prior written approval of the other party, any advertising or other publicity relating to this Agreement wherein such other party may reasonably be identified. In addition each party shall take reasonable precautions to keep the existence and the contents of this Agreement confidential so long as this Agreement remains in effect and for a period of three (3) years thereafter, except as may be reasonably required to enforce this Agreement or by law.

18.3 The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of Illinois.

18.4 Neither party may assign or transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld, except Buyer's consent shall not be required for any assignment or transfer by Nortel (a)to any Affiliate of all or any part of this Agreement or of Nortel's


                        NORTEL PROPRIETARY INFORMATION
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                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 15 OF 18

     rights hereunder, or (b)to any third party of Nortel's right to receive any monies that may become due to Nortel pursuant to this Agreement.

18.5 Notices and other communications shall be transmitted in writing by certified United States Mail, postage prepaid, return receipt requested, by guaranteed overnight delivery, or by facsimile addressed to the parties as follows:

                   To Buyer: 21st Century Telecom Group, Inc.
                             350 North Orleans, Suite 600
                             Chicago, Illinois  60654
                             Attention: Mr. Jay Carlson, Chief Technical Officer
                             Facsimile: (312)  470-2111

             with copies to: Piper & Marbury L.L.P.
                             1200 19th Street N.W.
                             Washington, D.C.  20036
                             Attention:  Mark Tauber, Esq.
                             Facsimile:  (202) 223-2085

                             Director of Purchasing and Contracts
                             21st Century Telecom Group, Inc.
                             350 North Orleans Street, Suite 600
                             Chicago, Illinois  60654-1509
                             Facsimile:  (312) 470-2111

                  To Nortel: Northern Telecom Inc.
                             5405 Windward Parkway
                             Alpharetta, Georgia 30004-3895
                             Attention:   Vice-President, Carrier Networks
                             Facsimile: (770) 708-5565

      with a copy to Nortel: Northern Telecom Inc.
                             5405 Windward Parkway
                             Alpharetta, Georgia  30004-3895
                             Attention:    Mr. Peter Farranto, Sr. Counsel
                             Facsimile:    (770) 708-5272

     In addition, notices submitted by Buyer to Nortel specific to any Product Attachment shall be delivered to the address stated in the applicable Product Attachment along with a copy submitted to Nortel at the address stated above.

     Any notice or communication sent under this Agreement shall be deemed given upon receipt, as evidenced by the United States Postal Service return receipt Mail if given by certified United States Mail, on the following business day if sent by guaranteed


                        NORTEL PROPRIETARY INFORMATION
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                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 16 OF 18

      overnight delivery, or on the transmission date if given by facsimile during the receiving party's normal business hours.

      The address information listed for a party in this Section or any Product Attachment may be changed from time to time by that party by giving notice to the other as provided above.

18.6 In the event of a conflict between the provisions of this Agreement that are not contained in a Product Attachment and the provisions of a Product Attachment, the provisions of the Product Attachment shall prevail with respect to the Product Line and Services described in that Product Attachment.

18.7 All headings used herein are for index and reference purposes only, and shall not be given any substantive effect. This Agreement has been created jointly by the parties, and no rule of construction requiring interpretation against the drafter of this Agreement shall apply in its interpretation.

18.8 Buyer shall not export any technical data received from Nortel pursuant to this Agreement, or release any such technical data with the knowledge or intent that such technical data will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable U.S. law concerning the exporting of such technical data. Buyer shall obtain all authorizations from the U.S. government in accordance with applicable law prior to exporting or transmitting any such technical data as described above.

18.9 Any changes to this Agreement may only be effected if agreed upon in writing by duly authorized representatives of the parties hereto. No agency, partnership, joint venture, or other similar business relationship shall be or is created by this Agreement.

18.10 This Agreement may be executed in two counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same instrument.

18.11 The Product Attachments, exhibits and schedules attached hereto, are hereby incorporated by reference herein, and made a part of this Agreement with the same force and effect as though set forth in their entirety herein. Such documents together with this Agreement are herein referred to as the "Agreement".

18.12 In the event of any conflict or inconsistency among the provisions of this Agreement and the documents attached and incorporated herein, such conflict shall be resolved by giving precedence to this Agreement. Notwithstanding anything to the contrary contained in the preceding sentence, any Product Attachment shall supersede with respect to that particular Product.



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                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 17 OF 18


18.13 If Buyer notifies Nortel prior to the scheduled shipment date of Products that Buyer does not wish to receive such Products on the date agreed by the parties, or the installation site or other delivery location is not prepared in sufficient time for Nortel to make delivery in accordance with such date, or Buyer fails to take delivery of any portion of such Products, Nortel may place the applicable Products in storage. In that event Buyer shall be liable for all additional costs thereby incurred by Nortel; provided, however, that Buyer shall only be liable for Nortel's actual out-of-pocket expenses, with no additional mark-up thereon. Delivery by Nortel of any Products to a storage location as provided above shall be deemed to constitute delivery of the Products to Buyer for purposes of this Agreement, including, without limitation, provisions for payment, invoicing, passage of risk of loss, and commencement of the Warranty Period.

18.14 Nortel shall support Buyer with joint press announcements, as mutually agreed upon, related to the execution of this Agreement. Further, Nortel shall periodically support Buyer with application brief collaterals, as mutually agreed upon, describing Buyer's key applications and uses of the Products purchased hereunder. Any requests for use of the Nortel logo must be submitted in advance and approved in writing by Nortel.

19.   ENTIRE AGREEMENT
      ----------------

      This Agreement, including all Product Attachments, Exhibits and Schedules constitutes the entire agreement of the parties with respect to the subject matter hereof, and save as expressly provided herein, may not be altered or amended, except in writing, expressly intending such alteration or amendment and signed by authorized representatives of each party hereto.



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                   PAGE 18 OF 18


NORTHERN TELECOM INC.                     21ST CENTURY TELECOM GROUP, INC.

By:____________________________     By:______________________________
              (Signature)                        (Signature)

Name:__________________________     Name:____________________________
                (Print)                            (Print)

Title:_________________________     Title:___________________________

Date:__________________________     Date:____________________________


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT A
                                                                     PAGE 1 OF 2

                                   EXHIBIT A
                                  DEFINITIONS
                                  -----------

     As used in the Agreement (as defined below), the following initially capitalized terms shall have the following meanings:

     "Affiliate" shall mean any entity, as mutually agreed upon and set forth in Exhibit E herein, that is a parent corporation of Nortel or Buyer, or a corporation that Nortel, Buyer or such parent, directly or indirectly, owns or controls 50% of the shares or other securities in such corporation.

     "Agreement" shall mean the Networks Products Purchase Agreement to which this Exhibit, and all other Exhibits and Product Attachments, are attached.

     "Confidential Information" shall mean all information, including, without limitation, specifications, drawings, documentation, know-how, pricing information, and business plans, of every kind or description that may be disclosed by either party or an Affiliate to the other party in connection with this Agreement, provided the disclosing party shall clearly mark any such information that is disclosed in writing as the confidential property of the disclosing party and the disclosing party shall identify the confidential nature of any such information that it orally discloses at the time of such disclosure and shall provide a written summary of the orally disclosed information to the recipient within fifteen (15) days of such disclosure.

     "Equipment" shall mean the hardware listed or otherwise identified in, or pursuant to, any Product Attachment.

     "Exhibits" shall mean Exhibits A, B, C, D, and E attached hereto, and any additional Exhibits that Nortel and Buyer subsequently agree in writing shall be incorporated into, and made a part of the Agreement by reference.

     "Hazardous Materials" shall mean any pollutants or dangerous, toxic or hazardous substances (including, without limitation, asbestos) as defined in, or pursuant to, the OSHA Hazard Communication Standard (29 CFR Part 1910, Subpart Z), the Resource Conservation and Recovery Act of 1976 (42 USC Section 6901, et seq.), the Toxic Substances Control Act (15 USC
     Section 2601, et seq.), the Comprehensive Environmental Response Compensation and Liability Act (42 USC Section 9601, et seq.), and any other federal, state or local environmental law, ordinance, rule or regulation.

     "Order" shall mean a written purchase order issued by Buyer to Nortel. Each Order shall specify on the face of the Order the types and quantities of Products or Services to be furnished by Nortel pursuant to the Order, the applicable prices, charges or fees with



                        NORTEL PROPRIETARY INFORMATION
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                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT A
                                                                     PAGE 2 OF 2

     respect to such Products or Services, Buyer's facility to which the Products are to be delivered, the delivery or completion schedule, and any other information that may be required to be included in an Order in accordance with the provisions of this Agreement.

     "Product Attachments" shall mean any Product Attachments that the parties agree in writing shall be incorporated into, and made a part of, this Agreement.

     "Product Attachment Term" shall mean the period set forth in Section 1.4 herein.

     "Product Line" shall mean the Products described in and that may be furnished pursuant to a specific Product Attachment.

     "Products" shall mean any Equipment or Software that may be provided under this Agreement.

     "Services" shall mean all installation, engineering, training, and support services, exclusive of TNS Services, listed or otherwise identified in, or pursuant to, any Product Attachment that may be purchased from or provided by Nortel and that are associated with the Product Line described in that Product Attachment.

     "Software" shall mean (a)programs in machine-readable code or firmware that
     (i) are owned by, or licensed to, Nortel or any of its Affiliates, (ii) reside in Equipment memories, tapes, disks or other media, and (iii)provide basic logic operating instructions and user-related application instructions, and (b)documentation associated with any such programs that may be furnished by Nortel to Buyer from time to time.

     "Specifications" shall mean, with respect to any Product Line, the specifications identified in the applicable Product Attachment, provided Nortel shall have the right at its sole discretion to modify or amend such specifications at any time.

     "Third Party Software Vendor" shall mean any supplier of programs contained in the Software that is not an Affiliate.

     "TNS Services" shall mean Total Network Solution Services as set forth in Exhibit C herein.

     "Vendor Items" shall mean, with respect to a Product Line, those portions of the Product that are identified in the applicable Product Attachment as Vendor Items.

     "Warranty Period" shall mean, with respect to a Product Line, the Warranty Period specified in the applicable Product Attachment.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT B
                                                                     PAGE 1 OF 2

                                   EXHIBIT B


                               SOFTWARE LICENSE
                               ----------------

1. Buyer acknowledges that the Software may contain programs that have been supplied by, and are proprietary to, Third Party Software Vendors. In addition to the terms and conditions herein, Buyer shall abide by any additional terms and conditions provided by Nortel to Buyer with respect to any Software provided by any Third Party Software Vendor.

2. Upon Buyer's payment to Nortel of the applicable fees with respect to any Software furnished to Buyer pursuant to this Agreement, Buyer shall be granted a personal, non-exclusive, paid-up license to use the version of the Software furnished to Buyer only in conjunction with Buyer's use of the Equipment with respect to which such Software was furnished for the life of that Equipment as it may be repaired or modified. Buyer shall be granted no title or ownership rights to the Software, which rights shall remain in Nortel or its suppliers.

3. As a condition precedent to this license and to the supply of Software by Nortel pursuant to the Agreement, Nortel requires Buyer to give proper assurances to Nortel for the protection of the Software. Accordingly, all Software supplied by Nortel under or in implementation of the Agreement shall be treated by Buyer as the exclusive property, and as proprietary and a TRADE SECRET, of Nortel or its suppliers, as appropriate, and Buyer shall: a) hold the Software, including, without limitation, any methods or concepts utilized therein in confidence for the benefit of Nortel or its suppliers, as appropriate; b)not provide or make the Software available to any person except to its employees on a 'need to know' basis; c)not reproduce, copy, or modify the Software in whole or in part except as authorized by Nortel; d)not attempt to decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software;
     e)issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Buyer's obligations under this license; and
     f)forthwith return to Nortel, or with Nortel's consent destroy, any magnetic tape, disc, semiconductor device or other memory device or system or documentation or other material, including, but not limited to all printed material furnished by Nortel to Buyer that shall be replaced, modified or updated.

4. The obligations of Buyer hereunder shall not extend to any information or data relating to the Software that is now available to the general public or becomes available by reason of acts or failures to act not attributable to Buyer.

5. Buyer shall not assign this license or sublicense any rights herein granted to any other party without Nortel's prior written consent.



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT B
                                                                     PAGE 2 OF 2


6. Buyer shall indemnify and hold Nortel and its suppliers, as appropriate, harmless from any loss or damage resulting from a breach of this Exhibit B. The obligations of Buyer under this Exhibit B shall survive the termination of the Agreement and shall continue if the Software is removed from service.

7. Nortel warrants that it has the right to sublicense any applicable third party software provided under this Agreement.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT C

                                   EXHIBIT C


                       TOTAL NETWORK SOLUTIONS SERVICES
                       --------------------------------



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT D
                                                                     PAGE 1 OF 3

                                   EXHIBIT D


                        LIMITED WARRANTIES AND REMEDIES
                        -------------------------------

1. Nortel warrants that the Equipment supplied hereunder will under normal use and service be free from defective material and faulty workmanship and will conform to the applicable Specifications for the Warranty Period specified in the Product Attachment with respect to such Equipment. The foregoing warranty shall not apply to items normally consumed in operation, such as, but not limited to, lamps and fuses or to Vendor Items. Any installation Services performed by Nortel with respect to such Equipment shall be free from defects in workmanship for the Warranty Period set forth in the applicable Product Attachment.

2. Nortel's sole obligation and Buyer's exclusive remedy under the warranty set forth in Section 1 above shall be limited to the replacement or repair, at Nortel's option and expense, of the defective Equipment, or correction of the defective installation Services. Replacement Equipment may be new or reconditioned at Nortel's option.

3. Nortel warrants that any Software licensed by Nortel to Buyer under this Agreement shall function during the Warranty Period of the Equipment with respect to which such Software is furnished without any material, service-affecting nonconformance to the applicable Specifications, provided that Buyer shall have paid all undisputed Software support fees specified in the applicable Product Attachment. If the Software fails to so function, Buyer's sole remedy and Nortel's sole obligation under this warranty is for Nortel to correct such failure through, at Nortel's option, the replacement or modification of the Software or such other actions as Nortel reasonably determines to be appropriate, and Nortel shall do so in a manner as expeditiously as commercially reasonably practicable.

     Nortel further warrants that both before and after January 1, 2000, any Software licensed by Nortel to Buyer under this Agreement shall function during the Term of the Agreement without any material, service-affecting nonconformance to the applicable Specifications. If the Software fails to so function, Buyer's sole remedy and Nortel's sole obligation under this warranty is for Nortel to correct such failure through, at Nortel's option, the replacement or modification of the Software or such other actions as Nortel reasonably determines to be appropriate.

4.   Unless otherwise stated in a Product Attachment, (a) Nortel's warranties in
     Section 3 above shall only apply to the portion of the Software actually developed by Nortel or its Affiliates, (b) all other Software shall be provided by Nortel "AS IS", (c) Nortel shall assign to Buyer on a nonexclusive basis any warranty on such other Software provided to Nortel by the developer of such other Software to the extent of Nortel's legal right to do so.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT D
                                                                     PAGE 2 OF 3


5. The obligations and remedies set forth in Sections 1, 2, and 3 above shall be conditional upon: the Equipment not having been altered or repaired, the Software not having been modified, and the Products not having been installed outside the United States; any defect or nonconformance not being the result of mishandling, abuse, misuse, improper storage, improper performance of installation, other services, maintenance or operation by other than Nortel (including use in conjunction with any product that is incompatible with the applicable Equipment or Software or of inferior performance), or any error, act, or omission of Buyer described in Section 11.4; the Product not having been damaged by fire, explosion, power failure, power surge, or other power irregularity, lightning, failure to comply with all applicable environmental requirements for the Products specified by Nortel or any other applicable supplier, such as but not limited to temperature or humidity ranges, or any act of God, nature or public enemy; and written notice of the defect having been given to Nortel within the applicable Warranty Period.

6. The performance by Nortel of any of its obligations described in Section 2 or 3 of this Exhibit D shall not extend the applicable Warranty Period except to the extent specified in the applicable Product Attachment.

7. Upon expiration of the applicable Warranty Period for Equipment furnished hereunder, repair and replacement Service for such Equipment shall be available to Buyer from Nortel in accordance with Nortel's then-current terms, conditions and prices. Such repair and replacement Service and notice of any discontinuance of such repair and replacement Service shall be available for a minimum period set forth in the Product Attachment applicable to such Equipment. This provision shall survive the expiration of this Agreement.

8. Unless Nortel elects to repair or replace defective Equipment at Buyer's facility, all Equipment to be repaired or replaced, whether in or out of warranty, shall be packed by Buyer in accordance with Nortel's instructions stated in the applicable Product Attachment and shipped at Buyer's expense and risk of loss to a location designated by Nortel. Replacement Equipment shall be returned to Buyer at Nortel's expense and risk of loss. Buyer shall ship the defective Equipment to Nortel within thirty (30) days of receipt of the replacement Equipment. In the event Nortel fails to receive such defective Equipment within such thirty-(30) day period, Nortel shall invoice Buyer for the replacement Equipment at the then-current price in effect therefor.

9. With respect to any Vendor Item furnished by Nortel to Buyer pursuant to this Agreement, Nortel shall assign to Buyer on a nonexclusive basis any warranty granted by the party that supplied such Vendor Item to Nortel to the extent of Nortel's right to do so.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT D
                                                                     PAGE 3 OF 3


10. Neither Nortel nor Nortel's suppliers, as appropriate, shall have any responsibility for warranties offered by Buyer to any of its customers. Buyer shall indemnify Nortel and Nortel's suppliers, as appropriate, with respect thereto.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                       EXHIBIT E
                                                                     PAGE 1 OF 1


                                   EXHIBIT E



                                  AFFILIATES



Northern Telecom Inc.                           21st Century Telecom Group, Inc.
Northern Telecom Ltd.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 1 OF 11

                              PRODUCT ATTACHMENT
                           CARRIER NETWORKS PRODUCTS


Northern Telecom Inc. ("Nortel") and 21st Century Telecom Group, Inc. ("Buyer") agree as follows:

1.   INCORPORATION BY REFERENCE
     --------------------------

     This Product Attachment shall be incorporated into and made a part of Network Products Purchase Agreement No. TCC9701N ("NPPA") between Nortel and Buyer.

2.   DEFINITIONS
     -----------

     For purposes of this Product Attachment:

     "Acceptance Criteria" shall mean, with respect to any Products installed by Nortel hereunder, the standards and specifications contained in the Nortel Installation Manuals that are applicable to such Products.

     "Equipment" shall mean the equipment listed in Schedule A.

     "Extension" shall mean Equipment and Software that Nortel engineer, install and that is added to an Initial System after the Turnover Date of the Initial System.

     "Initial System" shall mean the Equipment and Software that is included in any configuration identified in Schedule A as an "Initial System."

     "Installation Site" shall mean Buyer's facility identified in an Order to which the applicable Products identified in such Order shall be delivered or at which the applicable Services, if any, are to be performed, respectively.

     "Merchandise" shall mean any Equipment that is not part of a System and with respect to which no engineering or installation Services shall be provided by Nortel.

     "Product Attachment Term" shall mean the period set forth in Section 1.4 of the NPPA.

     "Services" shall mean the services described in Schedule B.

     "Software" shall mean the software listed in Schedule A.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 2 OF 11

     "Specifications" shall mean with respect to any Products furnished hereunder, the specifications published by Nortel which Nortel identifies as its standard performance specifications for such Products as of the date of Buyer's Order for such Products.

     "System" shall mean any Initial System or Extension.

     "Turnover Date" shall mean, with respect to any Products installed by Nortel hereunder, the date on which Nortel provides the Turnover Notice to Buyer pursuant to Section 8.a. of this Product Attachment.

     "Warranty Period" shall mean, with respect to:

     (a) Any Equipment included in any System, the period which shall commence /***/. With respect to Software included in any System, the warranty period shall be /***/.

     (b) Merchandise, the period which shall commence /***/ with respect to such Merchandise by Nortel to Buyer and /***/,

     (c) Installation Services involving any System, the period that shall commence upon the Turnover Date with respect to such System and shall expire twelve (12) months thereafter,

     (d) Equipment that is repaired or replaced pursuant to Nortel's obligations under Exhibit D to the NPPA, the period commencing /***/ after (i) shipment of the replacement Equipment to Buyer or (ii) completion of the repair at the Installation Site of the applicable Equipment and that shall expire on /***/ or replaced, and

     (e) Software that was corrected pursuant to Nortel's obligations under Exhibit D to the NPPA, the period commencing /***/ of the corrected Software by Nortel to Buyer and expiring on /***/.

     3.   SCOPE
          -----

     3.1 During the Term as defined in Section 2 herein, Buyer shall order and license, as applicable, and take delivery of Equipment and Software listed in Schedule A of this Product Attachment in partial satisfaction of its obligations with respect to the Purchase Commitment set forth in Section

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 3 OF 11


          1.6 and the /***/ of anticipated purchases as set forth in Section 3 of the NPPA.

     3.3 Pursuant to Sections 3.3, 3.4, 3.5, 3.6 and 3.7 of the NPPA, Buyer may use the TNS Service Credits to apply toward the purchase of TNS Services listed in Exhibit C of the NPPA. The TNS Services exclude engineering and installation of Initial Systems and Extensions.

     4.   SCHEDULES
          ---------

     The following Schedules, which are attached hereto, are an integral part of the Product Attachment and are incorporated herein by reference:


          Schedule A     -  Products, Prices, and Fees
          Schedule B     -  Services and Charges
          Schedule C     -  Delivery
          Schedule D     -  Documentation
          Schedule E     -  Local Number Portability Compliance

5.   ORDERING
     --------

     With respect to Section 2, ORDERING of the NPPA the following additional terms shall apply:

a. Buyer shall identify in each Order for Products whether the Products constitute an Initial System, Extension, or Merchandise. All Orders for Extensions, Merchandise, or any Services other than engineering and installation Services provided by Nortel in connection with an Order for an Initial System shall be subject to written agreement of Buyer and Nortel on the applicable prices, charges and fees with respect thereto as required pursuant to Section 6, PRICING, of this Product Attachment. Nortel must receive Orders for any Initial System at least sixty (60) days prior to the scheduled delivery date of the Initial System ordered.

b. Notwithstanding anything contained in Exhibit C to the NPPA to the contrary, Buyer may by written notice to Nortel cancel without charge any Order for Products or Services prior to the delivery date of the applicable Products set forth in such Order or the agreed date for the commencement by Nortel of the applicable Services ("Service Commencement Date"), except that if Buyer cancels such Order within six (6) weeks or less of any such date, a cancellation fee of /***/ of the aggregate price of all Products or Services included in such cancelled Order shall be payable by Buyer. Nortel may invoice such amount upon receipt of Buyer's notice of cancellation of the Order.

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 4 OF 11


c. Notwithstanding anything contained in Exhibit C to the NPPA to the contrary, Buyer may by written notice to Nortel not less than six (6) weeks prior to the delivery date of any Products set forth in an Order or the Service Commencement Date of the applicable Services, delay the delivery date of such Products or the Service Commencement Date of such Services for a period that shall not exceed ninety (90) days from the date such Products were originally scheduled to be delivered or ninety (90) days from the Service Commencement Date, subject to the availability from Nortel of the applicable Products or Services after such period of delay.

d. Except as set forth in Sections 5.b. and 5.c. of this Product Attachment, any change to an Order after Nortel's acceptance of such Order shall require written agreement of Nortel and Buyer upon a written change to the Order ("Change Order"), which shall reference the original Order and be executed by the parties. No such changes shall be implemented until the applicable Change Order has been executed by the parties.

e. With respect to each Order for Products that is accepted by Nortel, Buyer may make a written request at least ninety (90) days prior to the scheduled shipment date of such Products for a change ("Change") consisting of certain addition(s) or deletion(s) to such Products. After receipt of such request, Nortel shall submit a Job Change Order ("JCO") to Buyer for Buyer's approval with respect to the requested Change, except that Nortel shall be under no obligation to submit such JCO to Buyer if Nortel determines that the Price applicable to such Order would be reduced by more than ten percent (10%) as a result of the implementation of the Change. Each JCO shall state whether the requested Change shall increase or decrease the Price and/or time required by Nortel for any aspect of its performance under the NPPA with respect to such Order. Buyer shall accept or reject the JCO in writing within ten (10) days of receipt thereof. Failure of the Buyer to accept or reject the JCO in writing as described above shall be deemed a rejection of the JCO by Buyer. In the event an accepted JCO involves the return to Nortel of any Equipment which shall have been previously delivered to Buyer, Nortel may invoice and Buyer shall pay the transportation costs and Nortel's then-current restocking charge for the returned Equipment.

f. Any increase or decrease in the Price with respect to an Order hereunder which is occasioned by an accepted JCO shall be added to or subtracted from, as applicable, the amount of the last payment due pursuant to Section 6 with respect to such Order.

g. If Buyer rejects a proposed JCO, then the rights and obligations of the parties with respect to the applicable Order shall not be subject to Buyer's requested Changes, provided that Buyer shall promptly pay to Nortel all of Nortel's additional costs and expenses incurred hereunder in accordance with Buyer's requested Changes and Nortel's additional costs and expenses subsequently incurred in order that Nortel may



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 5 OF 11


     be able to perform Nortel's obligations without modification by the requested Changes, and Nortel shall be entitled to an extension of the dates for performance of its obligations with respect to the applicable Order as a result of any delays in such performance which result from the foregoing.

6.   PRICING
     -------

     With respect to Section 4, PRICES of the NPPA, the following additional terms shall apply:

a. The prices listed in Schedule A shall apply to any Order for an Initial System listed in Schedule A which shall be received by Nortel prior to the effective date of any change in such prices as permitted by this Section, provided that delivery date for such Initial System as set forth in the applicable Order shall be not more than /***/ after Nortel's acceptance of such Orders.

b. The prices for Equipment and the fees for the right to use the Software included in any Extension not listed in Schedule A, prices for any Merchandise, and charges for any Services, other than engineering and installation Services provided with any Initial System shall be as subsequently agreed in writing by Nortel and Buyer.

c. All transportation charges associated with the shipment of the Products to Buyer shall be payable by Buyer. Buyer shall promptly reimburse Nortel for any such charges which may be incurred by Nortel.

7.   TERMS OF PAYMENT
     ----------------

     With respect to Section 5, TERMS OF PAYMENT of the NPPA, the following additional terms shall apply:

a. With respect to each Initial System furnished hereunder by Nortel to Buyer the price listed in Schedule A shall be invoiced by Nortel in accordance with the following schedule:

     (i) /***/ of such price may be invoiced upon Nortel's acceptance of the Order for such Initial System,

     (ii) /***/ of such price may be invoiced on the date of shipment by Nortel to Buyer of the switch component of such Initial System,

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 6 OF 11


     (iii) /***/ of such price may be invoiced on the Turnover Date of such Initial System, and

     (iv) /***/ of such price may be invoiced on the date of Acceptance of such Initial System.

b. With respect to each Extension furnished hereunder by Nortel to Buyer, the applicable price determined in accordance with Section 6.b. of this Product Attachment shall be invoiced by Nortel in accordance with the following schedule:

     (i) /***/ of such price may be invoiced upon Nortel's acceptance of the Order for such Extension,

     (ii) /***/ of such price may be invoiced on the date of shipment by Nortel to Buyer of the Equipment included in such Extension,

     (iii) /***/ of such price may be invoiced on the Turnover Date with respect to such Extension, and

     (iv) /***/ of such price may be invoiced on the date of Acceptance of such Extension.

c. Except as may be otherwise agreed in writing by the parties Nortel's prices for Merchandise and charges for any Services determined in accordance with
     Section 6.b. above may be respectively invoiced upon delivery of such Merchandise and upon performance of such Services by Nortel.

8.   TESTING, TURNOVER, AND ACCEPTANCE
     ---------------------------------

     Pursuant to Section 8.1 of the NPPA, the rights and obligations of the parties with respect to testing, turnover and acceptance of any Products furnished hereunder and installed by Nortel shall be as follows:

a. Nortel shall provide Buyer with five (5) days written notice prior to commencing final commissioning and testing of any Products installed by Nortel. Buyer shall cause an authorized representative of Buyer to be present at the applicable Installation Site to witness such final commissioning and testing, provided that in the event such representative fails to be present for any reason, Nortel shall not be required to delay performance of such final commissioning and testing. In connection with the final commissioning and testing of such Products, Nortel shall test the Products for conformity with the applicable Acceptance Criteria. When such


----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 7 OF 11


     tests have been successfully completed, Nortel shall provide Buyer with written notice ("Turnover Notice") that the applicable Products meet such Acceptance Criteria and are ready for Buyer's testing for compliance with such Acceptance Criteria. Buyer shall promptly complete and return to Nortel Buyer's acknowledgment of receipt of such Turnover Notice.

b. Following the Turnover Date, Buyer may test the applicable Products for compliance with the Acceptance Criteria using the tests and test procedures contained in Nortel's Installation Manuals with respect to such Products. Within fifteen (15) days following the Turnover Date of the applicable Products, Buyer shall notify Nortel either that Buyer has accepted such Products in writing using Nortel's standard Acceptance Notice form or that Buyer has not accepted such Products in which case Buyer shall also provide Nortel with a written notice ("Notice of Deficiency") which shall provide in reasonable detail the manner in which Buyer asserts that the Products failed to meet the Acceptance Criteria. With respect to any such details with which Nortel agrees, Nortel shall promptly proceed to take appropriate corrective action and following correction, Buyer may retest the Products in accordance with this Section. Buyer shall accept the Products in writing without delay when the tests pursuant to this Section indicate that the Products comply with the Acceptance Criteria.

c. With respect to any points of disagreement between Nortel and Buyer concerning any Notice of Deficiency that are not resolved by Nortel and Buyer within ten (10) days after the effective date of the Notice of Deficiency, Buyer, at its option, may waive any rights it may have on account of any such points of disagreement, or require that the disputed points be resolved by arbitration.

d. Buyer shall notify Nortel in writing of its election pursuant to Section 8.c. not later than ten (10) days after the effective date of the Notice of Deficiency, if any, given to Nortel by Buyer. Upon expiration of such ten
     (10) day period unless Buyer has notified Nortel to the contrary, Buyer shall be deemed to have elected to waive its right with respect to any points of disagreement then existing between it and Nortel with respect to such Notice of Deficiency.

e. If Buyer makes timely election to require arbitration of such disputed points, the arbitrator shall be chosen by mutual agreement. If the parties cannot agree upon an arbitrator within three (3) days of Buyer's election to arbitrate, each party shall within three (3) days thereafter select an independent and an unaffiliated person to be an arbitrator. These two (2) persons selected shall select a third person, independent and unaffiliated with either party, as a third arbitrator. The arbitration shall be conducted in accordance with the Rules of the American Arbitration Association, provided, however that the Arbitrator(s) shall be empowered to reduce the Prices of Products only to the extent that the Arbitrator(s) find that the benefit of Buyer's



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 8 OF 11


     bargain has been reduced. The Arbitrator(s) shall not have any authority to grant partial or total rescission unless the Arbitrator(s) determine that
     (i) Buyer has not substantially received the benefit of its bargain; and
     (ii) money damages will not provide an adequate remedy. Judgment upon the award rendered by the Arbitrator(s) may be entered in any Court of competent jurisdiction.

f. For purposes of this Product Attachment, "Acceptance" of the applicable Products shall occur upon the earliest of the following and Buyer shall upon request sign Nortel's Acceptance Notice confirming such Acceptance without any conditions, restrictions, or limitations of any nature whatsoever:

     (i) The date on which Buyer accepts such Products pursuant to Section 8.b. of this Product Attachment;

     (ii)  The failure of Buyer to provide Nortel with any notice required by
           Section 8.b. of this Product Attachment, with respect to such Products;

     (iii) Use by Buyer of such Products or any portion thereof in revenue-producing service at any time; or

     (iv)  Waiver by Buyer of its rights pursuant to Section 8.c. or 8.d.

g. Acceptance by Buyer of such Products pursuant to Section 8.f. of this Product Attachment above shall not be withheld or postponed due to:

     (i) Deficiencies of such Products resulting from causes not attributable to Nortel, such as, but not limited to (A) inaccuracy of information provided by Buyer, (B) inadequacy or deficiencies of any materials, facilities or services provided directly or indirectly by Buyer and tested in conjunction with the applicable Products, (C) other conditions external to the Products which are beyond the limits specified by Nortel in the Specifications for the Products and which are used by Nortel in performance calculations with respect to the Acceptance Criteria, or (D) spurious outputs from adjacent material; or

     (ii) Minor deficiencies or shortages with respect to such Products which are attributable to Nortel, but of a nature that do not prevent full and efficient operation of the Products.

h. With respect to any deficiencies of the type described in Section 8.g.(i), Nortel shall at Buyer's request and expense assist Buyer in the elimination or minimization of any such deficiencies. With respect to any deficiencies or shortages as described in the Section 8.g.(ii), Nortel shall, at Nortel's expense, take prompt and effective action to correct any such deficiencies or shortages.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                    PAGE 9 OF 11


i. In the event Buyer's Acceptance of any Products is withheld or postponed due to any deficiencies of the type described in Section 8.g.(i), Nortel shall invoice and Buyer shall pay Nortel's charges and reasonable expenses incurred by Nortel associated with Nortel's investigation of the reasons for Buyer's withholding or postponement of such Acceptance.

9.   WARRANTIES AND REMEDIES
     -----------------------

     With respect to Exhibit D to the NPPA, LIMITED WARRANTIES AND REMEDIES, the following additional terms shall apply:

a. Except as set forth in Section 9.b. below, Nortel shall in performance of its obligations under Section 2 of Exhibit D to the NPPA, (i) ship replacement Equipment or complete the repair within thirty (30) days of Nortel's receipt of the Equipment to be replaced or repaired, and (ii) commence the correction of the applicable installation Services within thirty (30) days of receipt of notice from Buyer pursuant to Section 5 of Exhibit D to the NPPA.

b. For emergency warranty service situations involving the Equipment, Nortel shall during the applicable Warranty Period use all reasonable efforts to ship replacement Equipment within twenty-four (24) hours of notification of the applicable warranty defect by Buyer pursuant to Section 5 of Exhibit D to the NPPA, provided that Buyer shall have requested such emergency service. Nortel may invoice Buyer and Buyer shall pay Nortel's surcharge for emergency warranty services. If Nortel determines that due to the particular circumstances, onsite technical assistance is necessary, Nortel shall use all reasonable efforts to dispatch emergency service personnel to the applicable Installation Site within twenty-four (24) hours of receipt of notice from Buyer as described above.

c. All Products to be repaired or replaced, both within and outside of the applicable Warranty Period, shall be packed by Buyer in accordance with Nortel's then-current instructions.

d. No later than ninety (90) days prior to the expiration of the Warranty Period with respect to any Initial System, Nortel shall offer to Buyer post-warranty support by means of an extended service plan or other terms, provided that neither party shall have any obligation with respect thereto except as may be agreed upon in writing by the parties.



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                   PAGE 10 OF 11


10.  NOTICES
     -------

     Pursuant to Section 18.5 of the NPPA, any notices by Buyer to Nortel which are specific to this Product Attachment shall be delivered to the following address:

                    Northern Telecom Inc.
                    2350 Lakeside Blvd.
                    Richardson, Texas  75082-4399
                    Attn:  Senior Manager, Contracts Management & Negotiations

11.  ADDITIONAL TERMS
     ----------------

     The following additional terms shall apply to the NPPA:

(a) With respect to Section 14, BUYER'S RESPONSIBILITIES, the following additional terms shall apply:

     (i) Buyer shall be responsible for ordering and coordinating with each applicable local telephone company the installation of all central office trunks and test trunks and Buyer shall be responsible for all utility charges associated with the installation, testing, operation and maintenance of Products furnished hereunder, including, but not limited to, all applicable charges for such central office trunks, test trunks and any tie lines.

(b) Nortel shall provide documentation with respect to the Products in accordance with Schedule D to this Product Attachment.

(c) If Nortel has made /***/ Software Release generally available to its other customers prior to shipment of the DMS-500 Initial System ordered hereunder, Nortel will furnish the DMS-500 Initial System with such /***/
     Software Release.   In the event /***/ Software Release is not generally
     available at the time of Turnover of the DMS-500 Initial System, Nortel will furnish the DMS-500 Initial System with /***/ Software Release. However, Nortel will /***/. Such /***/ Software Release Level may require the purchase of additional Equipment, which purchase shall remain Buyer's responsibility.

(d) The matrix shown in Schedule E sets forth Nortel's DMS-500 Local Number Portability compliance to Illinois Communication Committee ("ICC") Generic Switching and Signaling Requirements for the NCS07 and NCS08 Software Releases.

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                             CARRIER NETWORKS PRODUCT ATTACHMENT
                                                                   PAGE 11 OF 11


(e) During the Product Attachment Term, Nortel shall make available to Buyer for a license fee not to exceed /***/ per Software release for each DMS-500 Initial System ordered hereunder, a standard feature DMS-500 Initial System Software Upgrade ("DMS-500 Standard Feature Upgrade") which Nortel may make generally available to its other customers. The /***/ license fee does not include associated engineering and labor, Equipment or optional Software packages.


NORTHERN TELECOM INC.                   21ST CENTURY TELECOM GROUP, INC.

By:_______________________________      By:__________________________________
           (Signature)                               (Signature)

Name:_____________________________      Name:________________________________
          (Print)                                     (Print)

Title:____________________________      Title:_______________________________


Date:_____________________________      Date:________________________________


----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE A
                                                                     PAGE 1 OF 1

                                  SCHEDULE A
                                  ----------

                           PRODUCTS, PRICES AND FEES
                           -------------------------


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE B
                                                                     PAGE 1 OF 2


                                  SCHEDULE B
                                  ----------

                             SERVICES AND CHARGES
                             --------------------


ENGINEERING
-----------

1. Nortel shall engineer each System furnished hereunder in accordance with Nortel's engineering practices applicable to such Initial System at the time such engineering is performed.

2. Nortel's charges for engineering each Initial System are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other engineering by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

INSTALLATION
------------

1. Nortel shall install each Initial System furnished hereunder at the applicable Installation Site in accordance with Nortel's installation practices applicable to such Initial System at the time such installation is performed.

2. Nortel's charges for performance of such installation are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other installation by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

TRAINING
--------

1. With each Initial System furnished hereunder, Nortel shall provide to Buyer /***/ of training at Nortel's Training Center currently located in Raleigh, North Carolina. Such training shall be in any of the courses scheduled to be provided at that Training Center as set forth in Nortel's applicable Technical Training Course catalog with respect to the Products described in Schedule A to this Product Attachment.

2. Buyer shall be responsible for the payment of all travel and living expenses of its employees whom Buyer sends to receive such training.


----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE B
                                                                     PAGE 2 OF 2


3. Additional Training in such courses shall be provided by Nortel to Buyer subject to availability and scheduling of such courses. Nortel may change the schedule of such courses at any time. Such additional training shall be provided at Nortel's then-current charges.

4. All training provided by Nortel shall consist of such materials and cover such subject as Nortel in its sole discretion determines to be appropriate. Nortel makes no representation concerning the ability of anyone to satisfactorily complete any training.

5. Nortel may add to, or delete from, the subject matter and or medium of any of the training courses which Nortel provides. In addition, Nortel may reschedule such courses as Nortel determines to be appropriate.

6. The availability of any training to Buyer as set forth above shall be subject to any prerequisites identified by Nortel in its training catalog or other documentation with respect to such training.

ADDITIONAL SERVICES
-------------------

1. All other services to be furnished hereunder shall be subject to written agreement of the parties which shall set forth the terms and conditions applicable to the provision of such services and a description of such services and the charges for such services.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE C
                                                                     PAGE 1 OF 1

                                  SCHEDULE C
                                  ----------

                                   DELIVERY
                                   --------

                           Intentionally Left Blank


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE D
                                                                     PAGE 1 OF 3


                                  SCHEDULE D
                                  ----------

                                 DOCUMENTATION
                                 -------------

Certain documentation with respect to the Products may be made available to Buyer on CD-ROM pursuant to the terms and conditions set forth below.

In addition, Nortel may furnish to Buyer such other documentation with respect to the Products as Nortel deems appropriate.

CD-ROM TERMS AND CONDITIONS

1.  DEFINITIONS

"CD-ROM" shall mean a compact disk with read-only memory.

"CD-ROM Documentation" shall mean the documentation that Nortel makes available to its customers on CD-ROM with respect to DMS-250, DMS-300, and/or DMS-STP Systems.

" CD-ROM Software" shall mean the computer programs that provide basic logic, operating instructions or user-related application instructions with respect to the storage and/or retrieval of any CD-ROM Documentation residing on the CD-ROM, along with the documentation used to describe, maintain and use such computer programs.


2.  SCOPE

With the delivery of each Initial System ordered by Buyer, Nortel shall deliver a CD-ROM on which the appropriate CD-ROM Documentation is contained and a user manual which shall set forth the procedures by which Buyer may use the CD-ROM Software to access to the CD-ROM Documentation.

Buyer shall be solely responsible for obtaining, at its cost and expense, any computer or other equipment and software required to use the CD-ROM, CD-ROM Software or CD-ROM Documentation.

Buyer may order additional CD-ROMs from Nortel at Nortel's then current fees therefor, and any such additional CD-ROMs shall be subject to these terms and conditions.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE D
                                                                     PAGE 2 OF 3


3.  LICENSE

Upon delivery of the CD-ROM, Nortel shall grant to Buyer a non-exclusive, non-transferable and non-assignable license, subject to these terms and conditions:

(a)  to use CD-ROM Software solely to access to the CD-ROM Documentation; and

(b) to use the CD-ROM Documentation solely to operate and maintain the Initial System with which it was delivered.

Buyer acknowledges that, as between Nortel and Buyer, Nortel retains title to and all other rights and interest in the CD-ROM Software and CD-ROM Documentation. Buyer shall not modify, translate or copy the CD-ROM Software or CD-ROM Documentation without Nortel's prior written consent. Buyer shall hold secret and not disclose to any person, except Buyer's employees with a need to know, any of the CD-ROM Software or CD-ROM Documentation.

Buyer shall not sell, license, reproduce or otherwise convey or directly or indirectly allow access to the CD-ROM Software or CD-ROM Documentation to any other person, firm, corporation or other entity.

Except to the extent expressly set forth in this Schedule D, Nortel shall have no obligations of any nature whatsoever with respect to the CD-ROM Software or the CD-ROM Documentation.

4.  DISCLAIMER OF WARRANTY AND LIABILITY

NORTEL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO THE CD-ROM, CD-ROM SOFTWARE, CD-ROM DOCUMENTATION OR ANY INFORMATION CONTAINED ON ANY OF THE FOREGOING OR ANY RESULTS OR CONCLUSIONS REACHED BY BUYER AS A RESULT OF ACCESS TO OR USE THEREOF, OR WITH RESPECT TO ANY OTHER MATTER OR SERVICE PROVIDED BY NORTEL, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT. NORTEL SHALL NOT BE LIABLE FOR ANY DIRECT, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER INCLUDING ANY SUCH DAMAGES WHICH MAY ARISE OUT OF THE USE OF OR INABILITY TO USE OR ACCESS THE CD-ROM, THE CD-ROM SOFTWARE, THE CD-ROM DOCUMENTATION, AND FURTHER INCLUDING LOSS OF USE, REVENUE, PROFITS OR ANTICIPATED SAVINGS REGARDLESS OF HOW SUCH DAMAGES MAY HAVE BEEN CAUSED.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE D
                                                                     PAGE 3 OF 3


5.  GENERAL

Nothing contained in this Schedule D shall limit, in any manner, Nortel's right to change the CD-ROM Software or CD-ROM Documentation or the design or characteristics of Nortel's Products at any time without notice and without liability.


                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                                      SCHEDULE E
                                                                     PAGE 1 OF 1


                                  SCHEDULE E
                                  ----------

             NORTEL'S DMS-500 LOCAL NUMBER PORTABILITY COMPLIANCE
             ----------------------------------------------------





                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                          ACCESS NODE ATTACHMENT
                                                                     PAGE 1 OF 6

                              PRODUCT ATTACHMENT
                           S/DMS ACCESSNODE PRODUCTS

Northern Telecom Inc. ("Nortel") and 21st Century Telecom Group, Inc. ("Buyer") agree as follows:

NOW, THEREFORE Buyer and Nortel agree as follows:

1.   INCORPORATION BY REFERENCE
     --------------------------

     This Product Attachment shall be incorporated into and made a part of Network Products Purchase Agreement No. TCC9701N ("NPPA") between Nortel and Buyer.

2.   DEFINITIONS
     -----------

     For purposes of this Product Attachment:

     "Equipment" shall mean the equipment listed in Schedule A.

     "Product Attachment Term" shall mean the period set forth in Section 1.4 of the NPPA.

     "Services" shall mean the services described in Schedule B.

     "Software" shall mean the software listed in Schedule A.

     "Specifications" shall mean Nortel's standard published performance specifications for the Products.

     "Warranty Period" shall mean /***/ from the date of shipment stamped on the Equipment or, if the date of shipment is not marked on the Equipment, /***/ from the date of manufacture. In the event Nortel performs installation Services, the Equipment warranty shall be /***/. With respect to Software provided hereunder, the warranty period shall be /***/ of such Software.

3.   SCOPE
     -----

3.1 During the Product Attachment Term, as defined in Section 2 herein, Buyer shall purchase and take delivery of Products listed in schedule A of this Product Attachment in partial satisfaction of its obligations with respect to the Purchase Commitment set forth in Section 1.6 and the /***/ of anticipated purchases as set forth in Section 3 of the NPPA.


----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                          ACCESS NODE ATTACHMENT
                                                                     PAGE 2 OF 6


3.2 Pursuant to Sections 3.3, 3.4, 3.5, 3.6, and 3.7 of the NPPA, Buyer may use the TNS Service Credits to apply toward the purchase of TNS Services listed in Exhibit C of the NPPA.

4.   SCHEDULES
     ---------

     The following Schedules which are attached hereto are an integral part of the Product Attachment and are incorporated herein by reference:


          Schedule A     -  Products, Prices, and Fees
          Schedule B     -  Services and Charges
          Schedule C     -  Delivery Intervals

5.   ORDERING
     --------

     All Orders shall specify the Products required and the Services, Nortel is to perform, if any.

     Any change to the original Order initiated by Buyer after Nortel's acceptance of the Order and any resulting adjustments to prices, schedule and/or other requirements of the Order shall be negotiated, mutually agreed upon and subsequently detailed in a written change to the Order ("Change Order"), referencing the original Order and executed by authorized representatives of Buyer and Nortel. The adjustment of the Order prices for Equipment and charges for any Services, as applicable, in a Change Order shall be established on the basis of Nortel's then current merchandise prices for such Equipment and/or charges for Services. In the event that the Change Order affects work already performed, the adjustment of the Order price shall include reasonable charges incurred by Nortel related to such work. No such changes shall be performed until a Change Order has been executed by Nortel and Buyer as described above.


6.   PRICING AND TERMS OF PAYMENT
     ----------------------------

     6.1 Pricing for Equipment and Software shall be as set forth in Schedule A, Section 1. Pricing for Engineered Systems and/or Merchandise Orders shall be as set forth in Schedule A, Section 2.

     6.2 In the event that Buyer has not met the AccessNode Minimum, the pricing for Line Cards listed in Schedule A shall increase by /***/ per Line Card ("New Line Card Price") for all such Line Cards purchased during the Product Attachment Term. For any such Line Cards previously purchased during the Product Attachment Term, Nortel shall invoice Buyer for the /***/. Such invoice shall be payable as set forth in Section 6.7 herein.

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                          ACCESS NODE ATTACHMENT
                                                                     PAGE 3 OF 6


     6.3 The prices for engineering, installation and/or system line-up and testing ("SLAT") Services performed by Nortel with respect to an accepted Order shall be as quoted by Nortel and agreed to by Buyer prior to issuance of the applicable Order.

     6.4 Nortel will prepay freight charges and the cost of any insurance requested by Buyer and invoice Buyer for these items at Nortel's actual cost. These charges will appear as separate line items on Nortel's invoice.

     6.5 Nortel's prices set forth in Schedule A may be revised by Nortel, from time to time, by means of /***/ prior written notice given to Buyer. Such notice shall specify the effective date of the price change and shall apply to Orders received by Nortel on or after the effective date of the price change. Additions and/or deletions of products to these price lists may occur as the Product evolves.

     6.6 Nortel shall invoice Buyer for the price of the Products upon shipment of the Products. Any Services provided hereunder shall be invoiced to Buyer upon Nortel's completion of such Services.

     6.7 Payment of the purchase price of the Equipment as well as any prepaid freight and insurance charges shall be due within thirty (30) days from the date of Nortel's invoice for such Equipment. Nortel's charges, as applicable, for installation and/or other services performed during each calendar month shall be paid by Buyer on a monthly basis within thirty (30) days after receipt of Nortel's invoice for such Services.

7.   TESTING, TURNOVER, AND ACCEPTANCE
     ---------------------------------

     7.1 If installation is being purchased pursuant to this contract, Buyer shall be responsible for having the installation sites ready on time and in accordance with Nortel's requirements and shall reimburse Nortel for any additional expense incurred by Nortel as a result of Buyers failure in this respect. Any installation purchased pursuant to this contract shall be performed in accordance with Nortel's standard installation procedures and manuals. Upon completion of installation, Nortel shall perform its standard test procedures in accordance with applicable Nortel Specifications and any mutually agreed upon test plan, and shall certify to Buyer that the Equipment (and Software, if applicable) is ready to be placed in service and same shall be conclusively deemed to have been accepted by Buyer. Acceptance shall not be postponed due to any deficiencies of Equipment or Services supplied by Buyer and tested in conjunction with the Equipment. In the event that installation is not purchased pursuant to this contract, any Equipment

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                          ACCESS NODE ATTACHMENT
                                                                     PAGE 4 OF 6


          and Software delivered hereunder shall be conclusively deemed to have been accepted upon delivery of same to purchaser at the Shipping Point.

     7.2 When Nortel installs the Products, Buyer's acceptance of the Products and Services shall take place, or be deemed to have taken place, upon completion by Nortel of installation and SLAT Services in accordance with Nortel's standard procedures and practices, as evidenced by the acceptance test results showing that the Products meet and perform in accordance with the applicable Specifications. Upon such acceptance, Nortel shall provide Buyer with a turnover notice to be acknowledged in writing by Buyer. By providing the turnover notice, Nortel certifies that the Products meet and perform in accordance with the applicable Specifications. Acceptance of Products shall not be withheld or postponed due to:

          a) deficiencies of the Products or any other product with which such Products are used or operated, resulting from causes not attributable to Nortel, such as but not limited to (i) inaccuracy of information provided by Buyer, (ii) inadequacy or deficiencies of product, facilities or services provided by Buyer or a third party and tested in conjunction with the Products, or (iii) other conditions, external to the Products provided by Nortel, which are beyond limits specified herein and are used by Nortel in performance calculations and spurious outputs from adjacent product. Nortel shall, however, at Buyer's expense, assist Buyer in the elimination or minimization of such deficiencies; or

          b) minor deficiencies or shortages, attributable to Nortel, of a nature that do not prevent full and efficient commercial operation of the Products. Nortel shall, however, at its expense, take prompt and effective action to correct any such deficiencies or shortages.

     7.3 The effort associated with Nortel's investigation of any deficiencies not attributable to Nortel shall be billed to Buyer.

8.   WARRANTIES AND REMEDIES
     -----------------------

     8.1 The repair or replacement of Equipment and the correction of defective installation Services shall be warranted for a period of /***/ days or the remainder of the original Warranty Period whichever is longer.

     8.2 Nortel shall provide Buyer with repair and replacement service for a minimum period of /***/ from the commencement date of this Product Attachment. Nortel shall provide Buyer with a /***/ prior written notice of any discontinuance so as to enable Buyer to place an order for its requirements or to enter into any other

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                          ACCESS NODE ATTACHMENT
                                                                     PAGE 5 OF 6


          mutually satisfactory agreement with Nortel prior to such discontinuance. This provision shall survive the expiration of this Product Attachment.


9.   NOTICES
     -------

     Pursuant to Paragraph 18.5 of the NPPA, any notices by Buyer to Nortel which are specific to this Product Attachment shall be delivered to the following address:

                    Northern Telecom Inc.
                    5405 Windward Parkway
                    Alpharetta, Georgia 30004-3895
                    Attn: Vice President, Carrier Networks
                    Facsimile:  (770) 708-5565

with a copy to:     Northern Telecom Inc.
                    5405 Windward Parkway
                    Alpharetta, Georgia  30004-3895
                    Attn: Peter Farranto, Senior Counsel
                    Facsimile:  (770) 708-5272

10.  ADDITIONAL TERMS
     ----------------

     10.1 Nortel may, from time to time, issue updates to the Software and, upon Buyer's payment of applicable Right to Use Fees or Software License Fees, if any, shall license these updates to Buyer. Nortel shall classify such updates as either: 1) /***/ ("ISU's"), /***/, 2) /***/ ("Enhancements"), or 3) /***/ ("Generics"). Updates to Software classified, as ISU's by Nortel will be provided at /***/ to Buyer. Notwithstanding the foregoing, ISU's and Enhancements shall not include the cost of /***/ that may be required to update such ISU's. Updates classified as Generics, which will be used by Buyer in its operations shall be made available to Buyer on a /***/ basis. In the event that Nortel determines that the update includes both ISU's and Generics which will be used by Buyer in its operations, such update shall be made available to Buyer. If Buyer elects to receive the update(s) during the Term of the Agreement, Nortel shall invoice Buyer /***/.

     10.2 Standard delivery intervals for Unforecasted Product shall be as set forth in Schedule C. If Buyer desires to maintain the shorter delivery schedules set forth in Schedule C, Buyer agrees to issue quarterly forecasts in a time frame and format mutually agreed to by the parties. Nortel's only obligation regarding such delivery intervals shall be to meet delivery dates set forth in an accepted Order. If Nortel, prior to acceptance of an Order, advises Buyer that it cannot meet a delivery date shown in an Order, both parties will negotiate a revised date prior to acceptance of the Order by Nortel. The installation and SLAT intervals


----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                          ACCESS NODE ATTACHMENT
                                                                     PAGE 6 OF 6



          applicable to an Order will be quoted by Nortel and agreed to by Buyer and Nortel prior to issuance of such Order.

     10.3 INSTALLATION SITES

          If Nortel is providing Buyer with installation Services, Buyer shall be responsible for having all installation sites ready on time and in accordance with Nortel's requirements. Buyer shall be responsible for any expense incurred by Nortel as a result of Buyer's failure to meet the foregoing obligations.



NORTHERN TELECOM INC.              21ST CENTURY TELECOM GROUP, INC.


By:______________________________  By:______________________________
           (Signature)                        (Signature)

Name:____________________________  Name:____________________________
             (Print)                            (Print)

Title:___________________________  Title:___________________________


Date:____________________________  Date:____________________________



                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                 TRANSMISSION PRODUCT ATTACHMENT
                                                                     PAGE 1 OF 6


                              PRODUCT ATTACHMENT
                          S/DMS TRANSMISSION PRODUCTS

Northern Telecom Inc. ("Nortel") and 21st Century Telecom Group, Inc. ("Buyer") agree as follows:

NOW, THEREFORE, Nortel and Buyer agree as follows:

1.   INCORPORATION BY REFERENCE
     --------------------------

     This Product Attachment shall be incorporated into and made a part of Network Products Purchase Agreement No. TCC9701N ("NPPA") between Nortel and Buyer.

2.   DEFINITIONS
     -----------

     For purposes of this Product Attachment:

     "Equipment" shall mean the equipment listed in Schedule A.

     "Product Attachment Term" shall mean the period set forth in Section 1.4 of the NPPA.

     "Services" shall mean the services described in Schedule B.

     "Software" shall mean the software listed in Schedule A.

     "Specifications" shall mean Nortel's standard published performance specifications for the Products.

     "Vendor Items" shall mean the equipment marked with an asterisk (*) in Schedule A.

     "Warranty Period" shall mean /***/ from the date of shipment stamped on the Equipment or, if the date of shipment is not marked on the Equipment, /***/ months from the date of manufacture. In the event Nortel performs installation Services, the Equipment warranty shall be /***/ from the /***/. With respect to Software provided hereunder, the warranty period shall be /***/ of such Software.

3.   SCOPE
     -----

3.1 During the Product Attachment Term, as defined in Section 2 herein, Buyer shall purchase and take delivery of Products listed in Schedule A of this Product Attachment in partial satisfaction of its obligations with respect to the Purchase Commitment set forth in Section 1.6 and the /***/ of anticipated purchases as set forth in Section 3 of the NPPA.

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                 TRANSMISSION PRODUCT ATTACHMENT
                                                                     PAGE 2 OF 6


3.2 Pursuant to Sections 3.3, 3.4, 3.5, 3.6, and 3.7 of the NPPA, Buyer may use the Service Credits to apply toward the purchase of Services listed in Schedule A of this Product Attachment.

4.   SCHEDULES
     ---------

     The following Schedules which are attached hereto are an integral part of the Product Attachment and are incorporated herein by reference:

          Schedule A    - Products, Prices, and Fees
          Schedule B    - Services and Charges
          Schedule C    - Delivery Intervals
          Schedule D    - Forecast

5.   ORDERS AND CANCELLATIONS
     ------------------------

5.1 Delivery of Products and Services will be in accordance with Nortel's accepted Order. All Orders issued by Buyer shall include the following information:

          (a) an Order number and a reference to the Agreement and this Product Attachment;
          (b) the detailed description, quantity and price of the Products and Services to be performed by Nortel, if any;
          (c)  requested delivery date(s);
          (d)  shipping destination(s) for Products;
          (e)  mailing address for Nortel invoice(s);

5.2 Orders submitted by Buyer for Products to be supplied furnish only ("FO") shall be acknowledged by Nortel in a timely fashion. Orders submitted by Buyer for Products engineered, furnished and installed ("EFI") shall be acknowledged by Nortel as received in a timely fashion. Nortel shall provide one copy of the order acknowledgment to Buyer for each Order received.

5.3 In the event of total or partial cancellation of an Order by Buyer within ten (10) business days prior to scheduled ship date, Buyer shall pay to Nortel charges calculated in accordance with the following based upon the percentage of the total Order or affected portion thereof:

     Notification prior to            Cancellation Penalty
      scheduled ship date                 paid by Buyer
     ---------------------            ---------------------

         5 to 6 Weeks                        /***/

       Less than 4 Weeks                    /***/

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                 TRANSMISSION PRODUCT ATTACHMENT
                                                                     PAGE 3 OF 6


5.4 During any calendar year period during the Term, Buyer may request, one (1) time only that an Order be rescheduled without penalty upon giving at least two (2) weeks written notice to Nortel prior to the scheduled ship date. The new ship date shall be no more than /***/ later than the original ship date. Any request by Buyer for rescheduling ship dates shall be subject to mutual agreement.

5.5 All Orders for Products set forth in Schedule A and all Orders for engineered Products canceled by Buyer after delivery to Buyer, shall be subject to cancellation penalties of /***/ of the value of the affected Order.

5.6 Any change to the original Order initiated by Buyer after Nortel's acceptance of the Order and any resulting adjustments to prices, schedule or other requirements of the Order shall be negotiated, mutually agreed upon and subsequently detailed in a written change to the Order ("Change Order"), referencing the original Order and executed by authorized representatives of Buyer and Nortel. The adjustment of the Order prices for Products and charges for any Services, as applicable, in a Change Order shall be established on the basis of Nortel's then current merchandise prices for such Products or charges for Services. In the event that the Change Order affects work already performed, the adjustment of the Order price shall include reasonable charges incurred by Nortel related to such work. No such changes shall be performed until a Change Order has been executed by Nortel and Buyer as described above.

6.   PRICING AND TERMS OF PAYMENT
     ----------------------------

6.1  Pricing for Equipment and Software shall be as set forth in Schedule A,
     Section 1 subject to any discounts, if applicable, set forth in Schedule A,
     Section 2.

6.2 The prices for engineering, installation and system line-up and testing ("SLAT") Services performed by Nortel with respect to an accepted Order shall be as quoted by Nortel and agreed to by Buyer prior to issuance of the applicable Order.

6.3 Nortel will prepay freight charges and the cost of any insurance requested by Buyer and invoice Buyer for these items at Nortel's actual cost. These charges will appear as separate line items on Nortel's invoice.

6.4 Nortel's prices set forth in Schedule A may be revised by Nortel, from time to time, by means of /***/ days prior written notice given to Buyer. Such notice shall specify the effective date of the price change and shall apply to Orders received by Nortel on or after the effective date of the price change.

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                 TRANSMISSION PRODUCT ATTACHMENT
                                                                     PAGE 4 OF 6


6.5 Nortel shall invoice Buyer for the price of the Products as well as any prepaid freight and insurance charges upon shipment of the Products. Any Services provided hereunder shall be invoiced to Buyer upon Nortel's completion of such Services.

7.   TESTING, TURNOVER, AND ACCEPTANCE
     ---------------------------------

7.1 When Nortel installs the Products, Buyer's acceptance of the Products and Services shall take place, or be deemed to have taken place, upon completion by Nortel of installation and SLAT Services in accordance with Nortel's standard procedures and practices, as evidenced by the acceptance test results showing that the Products meet and perform in accordance with the applicable Specifications and any mutually agreed upon test plan. Upon such acceptance, Nortel shall provide Buyer with a turnover notice to be acknowledged in writing by Buyer. By providing the turnover notice, Nortel certifies that the Products meet and perform in accordance with the applicable Specifications. Acceptance of the Products shall not be withheld or postponed due to:

     a) deficiencies of the Products or any other product with which such Products are used or operated, resulting from causes not attributable to Nortel, such as but not limited to (i) inaccuracy of information provided by Buyer, (ii) inadequacy or deficiencies of product, facilities or services provided by Buyer or a third party and tested in conjunction with the Products, or (iii) other conditions, external to the Products provided by Nortel, which are beyond limits specified herein and are used by Nortel in performance calculations and spurious outputs from adjacent product. Nortel shall, however, at Buyer's expense, assist Buyer in the elimination or minimization of such deficiencies; or

     b) minor deficiencies or shortages, attributable to Nortel, of a nature that do not prevent full and efficient commercial operation of the Products. Nortel shall, however, at its expense, take prompt and effective action to correct any such deficiencies or shortages.

7.2 The effort associated with Nortel's investigation of any deficiencies not attributable to Nortel shall be billed to Buyer.

8.   WARRANTIES AND REMEDIES
     -----------------------

8.1 The repair or replacement of Equipment and the correction of defective installation Services shall be warranted for a period of /***/ or the remainder of the original Warranty Period whichever is longer.

8.2 Nortel shall provide Buyer with repair and replacement service for a minimum period of /***/ from the commencement date of this Product Attachment, subject to the condition that should Nortel discontinue manufacture of the Product or portions thereof prior to the

----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                 TRANSMISSION PRODUCT ATTACHMENT
                                                                     PAGE 5 OF 6


     expiration of such /***/ period (such right of discontinuance being expressly reserved by Nortel), Nortel shall provide Buyer with a /***/ prior written notice of any discontinuance so as to enable Buyer to place an order for its requirements or to enter into any other mutually satisfactory agreement with Nortel prior to such discontinuance. This provision shall survive the expiration of this Product Attachment.

9.   NOTICES
     -------

     Pursuant to Section 18.5 of the NPPA, any notices by Buyer to Nortel that are specific to this Product Attachment shall be delivered to the following address:

                       Northern Telecom Inc.
                       5405 Windward Parkway
                       Alpharetta, Georgia 30004-3895
                       Attn:   Vice President, Carrier Networks
                       Facsimile:  (770) 708-5565

     with a copy to:   Northern Telecom Inc.
                       5405 Windward Parkway
                       Alpharetta, Georgia  30004-3895
                       Attn: Peter Farranto, Senior Counsel
                       Facsimile:  (770) 708-5272

10.  ADDITIONAL TERMS
     ----------------

10.1 Nortel may, from time to time, issue updates to the Software and, upon Buyer's payment of applicable Right to Use Fees or Software License Fees, if any, shall license these updates to Buyer. Nortel shall classify such updates as either: 1) /***/ ("ISUs"), /***/ or 2) /***/ ("Enhancements"). Updates to Software, classified as ISUs by Nortel, will be provided at no cost to Buyer. Notwithstanding the foregoing, ISUs and Enhancements shall not include the cost of /***/ that may be required to update such ISUs. Updates classified as Enhancements, which will be used by Buyer in its
     operations shall be made available to Buyer on a /***/ basis.   In the
     event Nortel determines that the update includes both ISUs and Enhancements which will be used by Buyer in its operations, such update shall be made available to Buyer. If Buyer elects to receive the update, Nortel shall invoice Buyer only for the amount determined by Nortel to be attributed to the Enhancements contained in such update.

10.2 In order to allow Nortel to meet its delivery requirements, Buyer shall issue a forecast showing the specific types and quantities of Products to be released and the dates such Products will be released throughout the Product Attachment Term. Buyer shall update such forecasts quarterly with each forecast stating the specific types of Products and quantities of Products to be released during the next quarter. The initial forecast shall be


----------------------
/***/ Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                        NORTEL PROPRIETARY INFORMATION

                                                          AGREEMENT NO. TCC9701N
                                                 TRANSMISSION PRODUCT ATTACHMENT
                                                                     PAGE 6 OF 6


     as set forth in Schedule D. In the event Buyer does not meet its obligation to update its forecast quarterly, then Nortel shall not be obligated to meet its forecasted delivery intervals as stated in Schedule C. Nortel's only obligation regarding such delivery intervals shall be to meet delivery dates set forth in an accepted Order. If Nortel, prior to acceptance of an Order, advises Buyer that it cannot meet a delivery date shown in an Order, both parties will negotiate a revised date prior to acceptance of the Order by Nortel. The installation and SLAT intervals applicable to an Order will be quoted by Nortel and agreed to by Buyer and Nortel prior to issuance of such Order.

10.3 If Nortel is providing Buyer with installation Services, Buyer shall be responsible for having all installation sites ready on time and in accordance with Nortel's requirements. Buyer shall be responsible for any expense incurred by Nortel as a result of Buyer's failure to meet the foregoing obligations.


     NORTHERN TELECOM INC.         21st CENTURY TELECOM GROUP, INC.

     By:______________________________      By:______________________________
                (Signature)                             (Signature)

     Name:____________________________      Name:____________________________
                  (Print)                                (Print)

     Title:___________________________      Title:___________________________


     Date:____________________________      Date:____________________________



                        NORTEL PROPRIETARY INFORMATION